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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21502

RMR HOSPITALITY AND REAL ESTATE FUND
(Exact name of registrant as specified in charter)

400 CENTRE STREET
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service of Process)	Copy to:
Thomas M. O'Brien, President RMR Real Estate Fund 400 Centre Street Newton, Massachusetts 02458	Robert N. Hickey, Esq. Sullivan & Worcester LLP 1666 K Street, NW Washington, DC 20006
Thomas J. Reyes, Esq. State Street Bank and Trust Company One Federal Street, 9th Floor Boston, Massachusetts 02110

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: December 31, 2004

Item 1. Reports to Shareholders.

ANNUAL REPORTS DECEMBER 31, 2004

RMR Funds December 31, 2004

To Our Shareholders,

The RMR Funds family is pleased to present you with our 2004 Annual Report. This booklet contains the annual report for three funds:

  •
  RMR Real Estate Fund (AMEX: RMR), which began operations in December 2003;

  •
  RMR Hospitality and Real Estate Fund (AMEX: RHR), which began operations in April 2004; and

  •
  RMR F.I.R.E. Fund (AMEX: RFR), which began operations in November 2004.

During the past year, members of our Board of Trustees and of the management team of RMR Advisors, Inc., our advisor, and its affiliates became fellow shareholders and as of the end of 2004 have investments in the common shares of these funds with a market value in excess of $15 million. We remain steadfast in our belief in each fund's strategy and future prospects.

We invite you to read through the information contained in this report and to view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Real Estate Fund
December 31, 2004

To Our Shareholders,

Two thousand four was the first full year of operations of RMR Real Estate Fund (AMEX: RMR). In the pages that follow, you will find data summarizing our financial results for 2004 and our financial position as of the end of that year.

As a result of our investment activities during 2004, our net asset value increased to $16.61 per common share as of December 31, 2004, a 15.7% increase from $14.35 per common share as of one year earlier. In addition to the $2.26 increase in net asset value per common share, we paid 11 monthly distributions totaling $1.10 per common share during 2004.

At a meeting in early 2005, our board of trustees considered and authorized a change in one of our investment limitations. Before the change, our investments in non-investment grade ratable securities generally were limited to 25% of our assets. After the change, these investments may be up to 45% of our total assets at the time of their purchase. From time to time, we may alter the percentage of common shares, preferred shares or other kinds of securities within this limitation.

During 2005, we will continue to monitor market conditions and position our portfolio according to our view of those conditions. During the year, you are likely to see us increase or decrease allocations to certain of the real estate market subsectors. For example, we think that the share prices for some of the multi-family real estate companies, many of which had stellar returns during 2004, may not be sustainable in the longer term; we may reduce some of our positions in that sub-sector. For further example, we think that the office market subsector, an underperformer during 2004, has the most room for improvement in 2005; we already have a significant position in this sub-sector, but we may increase a few of our positions and/or make new investments as opportunities arise.

Thank you for your continued support, and be sure to view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Real Estate Fund
December 31, 2004

Relevant Market Conditions

Real Estate Industry Fundamentals.    We believe the investment environment for most real estate companies at the end of 2004 and into 2005 is generally positive. We believe that environment will include revenue growth and stabilizing to improving occupancy rates. In general, development activities that tend to depress the value of existing properties have been held in check during recent years. We believe that a majority of real estate investment trust's balance sheets reflect modest debt leverage and low floating rate debt.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Demographic trends in the U.S. include growth in the over-50 age population; we believe that individuals in that category tend to focus their investments in higher yielding stocks like real estate investments trusts, or REITs. Institutions, too, seem to be increasing their allocations to real estate securities as the market capitalization of REITs has increased. Both of these are positive technical factors affecting the real estate securities market.

Fund Strategies, Techniques and Performance

Our primary objective is to earn and pay our shareholders a high level of current income by investing in real estate companies. Our secondary objective is capital appreciation. There can be no assurance that we will meet our investment objectives.

During 2004, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV) was 24.7%. During 2004, the total return for the Morgan Stanley REIT Index was 31.6% and the total return for the Morgan Stanley REIT Preferred Index was 7.3%. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 Stocks) total return for 2004 was 11.2%.

RMR Real Estate Fund
Portfolio of Investments – December 31, 2004

Company	Shares	Value

Real Estate Investment Trusts – 142.0% Common Stocks – 108.5%
Apartments – 24.8%
AMLI Residential Properties Trust	106,700	$3,414,400
Apartment Investment & Management Co.	149,100	5,746,314
BNP Residential Properties, Inc.	200,000	3,220,000
Cornerstone Realty Income Trust, Inc.	150,000	1,497,000
Home Properties, Inc.	121,200	5,211,600
Post Properties, Inc.	145,400	5,074,460
United Dominion Realty Trust, Inc.	159,600	3,958,080

		28,121,854
Diversified – 23.3%
Bedford Property Investors, Inc.	150,000	4,261,500
Colonial Properties Trust	125,000	4,908,750
Commercial Net Lease Realty	289,600	5,965,760
Crescent Real Estate Equities Co.	324,000	5,916,240
Lexington Corporate Properties Trust	200,000	4,516,000
Liberty Property Trust	20,000	864,000

		26,432,250
Health Care – 10.9%
Health Care REIT, Inc.	150,000	5,722,500
Healthcare Realty Trust, Inc.	16,000	651,200
Nationwide Health Properties, Inc.	250,000	5,937,500

		12,311,200
Hospitality – 0.5%
Eagle Hospitality Properties Trust, Inc. (a)	60,000	618,000
Industrial – 5.9%
First Industrial Realty Trust, Inc.	165,000	6,720,450
Office – 21.8%
Arden Realty, Inc.	114,600	4,322,712
Equity Office Properties Trust	225,000	6,552,000
Glenborough Realty Trust, Inc.	285,000	6,064,800
Highwoods Properties, Inc.	85,000	2,354,500
Maguire Properties, Inc.	170,000	4,668,200
Reckson Associates Realty Corp.	21,000	689,010

		24,651,222
See notes to financial statements and notes to portfolio of investments.

Retail – 13.2%
Glimcher Realty Trust	75,000	$2,078,250
Heritage Property Investment Trust	200,000	6,418,000
New Plan Excel Realty Trust	156,200	4,229,896
The Mills Corp.	35,000	2,231,600

		14,957,746
Specialty – 5.2%
Getty Realty Corp.	28,600	821,678
U.S. Restaurant Properties, Inc.	280,000	5,056,800

		5,878,478
Storage – 2.9%
Sovran Self Storage, Inc.	75,000	3,160,500
U-Store-It Trust	10,000	173,500

		3,334,000
Total Common Stocks (Cost $108,474,162)		123,025,200
Preferred Stocks – 33.5%
Apartments – 1.8%
Apartment Investment & Research Management Co., Series G	20,000	546,800
Apartment Investment & Research Management Co., Series T	60,000	1,524,600

		2,071,400
Health Care – 7.4%
LTC Properties, Inc., Series F	160,000	4,216,000
OMEGA Healthcare Investors Inc., Series D	160,000	4,224,000

		8,440,000
Hospitality – 11.9%
Ashford Hospitality Trust	107,900	2,794,610
Equity Inns, Inc., Series B	34,000	895,900
FelCor Lodging Trust, Inc., Series A	83,000	2,104,880
FelCor Lodging Trust, Inc., Series B	18,900	484,407
Innkeepers USA Trust, Series C	120,000	3,090,000
Winston Hotels, Inc., Series B	160,000	4,092,800

		13,462,597
See notes to financial statements and notes to portfolio of investments.

Manufactured Homes – 6.4%
Affordable Residential Communities, Series A	280,000	$7,302,400
Office – 0.7%
Kilroy Realty Corp., Series F	30,000	759,300
Retail – 2.3%
CBL & Associates Properties, Inc., Series B	20,000	1,080,000
Glimcher Realty Trust, Series G	50,000	1,289,500
The Mills Corp., Series E	7,100	201,356

		2,570,856
Specialty – 3.0%
Anthracite Capital, Inc., Series C	10,000	273,000
RAIT Investment Trust, Series A	125,000	3,087,500

		3,360,500
Total Preferred Stocks (Cost $36,243,283)		37,967,053
Total Real Estate Investment Trusts (Cost $144,717,445)		160,992,253
Short-Term Investment – 0.9%
Other Investment Companies – 0.9%
SSgA Money Market Fund,1.845%(b) (Cost $962,699)	962,699	962,699
Total Investments – 142.9% (Cost $145,680,144)		161,954,952
Other assets less liabilities – 1.2%		1,401,629
Preferred Shares, at liquidation preference – (44.1)%		(50,000,000)
Net Assets attributable to common shares – 100%		$113,356,581

Notes to Portfolio of Investments

(a)
Non-income producing security in 2004. The first regular quarterly cash distribution was declared on January 10, 2005.

(b)
Rate reflects 7 day yield as of December 31, 2004.

See notes to financial statements.

RMR Real Estate Fund
Financial Statements – continued

Statement of Assets and Liabilities

December 31, 2004

Assets
Investments in securities, at value (cost $145,680,144)	$161,954,952
Cash	510
Dividends and interest receivable	1,666,545

Total assets	163,622,007

Liabilities
Advisory fee payable	82,128
Distributions payable – preferred shares	24,600
Accrued expenses and other liabilities	158,698

Total liabilities	265,426

Preferred shares, at liquidation preference
Auction preferred shares, Series T; $.001 par value per share; 2,000 shares issued and outstanding at $25,000 per share liquidation preference	50,000,000

Net assets attributable to common shares	$113,356,581

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 6,824,000 shares issued and outstanding	$6,824
Additional paid-in capital	96,710,623
Accumulated net realized gain on investments	364,326
Net unrealized appreciation on investments	16,274,808

Net assets attributable to common shares	$113,356,581

Net asset value per share attributable to common shares (based on 6,824,000 common shares outstanding)	$16.61

See notes to financial statements.

RMR Real Estate Fund
Financial Statements – continued

Statement of Operations

For the Year Ended December 31, 2004

Investment Income
Dividends	$4,851,329
Interest	27,659

Total investment income	4,878,988

Expenses
Advisory	1,199,120
Audit and legal	189,547
Administrative	160,959
Preferred shares remarketing	111,329
Custodian	70,522
Trustees' fees and expenses	52,035
Compliance and internal audit	45,523
Transfer agency	41,201
Shareholder reporting	33,782
Other	55,477

Total expenses before interest	1,959,495
Interest expense	75,390

Total expenses	2,034,885
Less: expenses waived by the Advisor	(352,682)

Net expenses	1,682,203

Net investment income	3,196,785

Realized and unrealized gain on investments
Net realized gains on investments	4,348,707
Net change in unrealized appreciation/(depreciation) on investments	16,866,604

Net realized and unrealized appreciation on investments	21,215,311

Distributions to preferred shareholders from net investment income	(320,690)
Distributions to preferred shareholders from net realized gains on investments	(343,770)

Net increase in net assets attributable to common shares resulting from operations	$23,747,636

See notes to financial statements.

RMR Real Estate Fund
Financial Statements – continued

Statement of Changes in Net Assets

	Year Ended December 31, 2004	For the Period December 18, 2003(a) to December 31, 2003

Increase (decrease) in net assets resulting from operations
Net investment income	$3,196,785	$721,883
Net realized gain on investments	4,348,707	235,908
Net change in unrealized appreciation/(depreciation) on investments	16,866,604	(591,796)
Distributions to preferred shareholders from:
Net investment income	(320,690)	–
Net realized gain on investments	(343,770)	–

Net increase in net assets attributable to common shares resulting from operations	23,747,636	365,995

Distributions to common shareholders from:
Net investment income	(3,622,828)	–
Net realized gain on investments	(3,883,572)	–
Capital shares transactions
Net proceeds from sales of common shares	2,144,250	95,304,765
Net proceeds from sales of preferred shares	49,195,335	–

Net increase from capital share transactions	51,339,585	95,304,765
Less: Liquidation preference of preferred shares issued	(50,000,000)	–

Total increase in net assets attributable to common shares	17,580,821	95,670,760
Net assets attributable to common shares
Beginning of period	95,775,760	105,000

End of period (including undistributed net investment income of $0 and $721,883, respectively)	$113,356,581	$95,775,760

Common shares issued and repurchased
Shares outstanding, beginning of period	6,674,000	7,000
Shares sold	150,000	6,667,000

Shares outstanding, end of period	6,824,000	6,674,000

(a) Commencement of operations.

See notes to financial statements

Financial Highlights – RMR Real Estate Fund

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2004	For the Period December 18, 2003(a) to December 31, 2003

Net asset value, beginning of period	$14.35	$14.33	(b)

Income from Investment Operations
Net investment income (c)(d)	.47	0.10
Net realized and unrealized gain (loss) on investments (d)	3.11	(.05)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(.05)	–
Net realized gain on investments	(.05)	–

Net increase in net asset value from operations	3.48	.05
Less: Distributions to common shareholders from:
Net investment income	(.53)	–
Net realized gain on investments	(.57)	–
Common shares offering costs charged to paid-in capital	–	(.03)
Preferred shares offering costs charged to paid in capital	(.12)	–

Net asset value, end of period	$16.61	$14.35

Market price, beginning of period	$15.00	$15.00

Market price, end of period	$14.74	$15.00

Total Return (e)
Total investment return based on:
Market price	6.42% (f)	0.00%	(f)
Net asset value	24.73% (f)	0.14%	(f)
Ratios/Supplemental Data:
Preferred shares, liquidation preference ($25,000 per share) (000s omitted)	$50,000	$–
Net assets attributable to common shares, end of period (000)	$113,357	$95,776
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)	3.22%	27.45%
Total preferred share distributions	0.67%	0.00%
Net investment income, net of total preferred share distributions (d)	2.55%	27.45%	(h)
Expenses, net of fee waivers	1.69% (g)	2.40%	(h)
Expenses, before fee waivers	2.05% (g)	2.65%	(h)
Portfolio turnover rate	35.52%	17.49%
(a)
Commencement of operations.
(b)
Net asset value at December 18, 2003, reflects the deduction of the average sales load of $0.67 per common share from the $15.00 initial public offering price. We paid a sales load of $0.68 per share on 6,660,000 common shares sold to the public and no sales load on 7,000 common shares sold to affiliates of RMR Advisors for $15.00 per share.
(c)
Based on average shares outstanding.
(d)
Amounts are net of expenses waived by RMR Advisors. In addition, as discussed in Note A (7) to the financial statements, a portion of the distributions received by the Fund have been classified above as "net realized and unrealized gain on investments" which had the effect of reducing net investment income for financial reporting purposes.
(e)
Total returns for periods of less than one year are not annualized.
(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at market prices. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated. Dividend and distributions, if any, are assumed to be reinvested at NAV. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(g)
These expense ratios do not reflect the effect of distribution payments to preferred shareholders.
(h)
Annualized.

RMR Real Estate Fund
Notes to Financial Statements

December 31, 2004

Note A

(1)  Organization

RMR Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on July 2, 2002, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund had no operations prior to December 18, 2003, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of a total of 7,000 common shares for $105,000 to RMR Advisors, Inc., or RMR Advisors. On December 18, 2003, the Fund sold 6,667,000 common shares in an initial public offering and 150,000 common shares on February 4, 2004, pursuant to an over allotment agreement with the underwriters. Proceeds to the Fund were $97,449,015 after deducting underwriting commissions and $204,510 of offering expenses.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Reclassifications

Certain reclassifications have been made to the 2003 financial statements to conform to the 2004 presentation.

(4)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same class outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(6)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. The Fund has substantial investments in real estate investment trusts or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has included in its net investment income as "dividends" only that portion of the distributions received from REITs that is classified by those REITs as ordinary income. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has included in its "net change in unrealized appreciation/(depreciation) on investments" that portion of the distributions from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's REIT investments were as follows:

	Year ended December 31, 2004	Period December 18, 2003 to December 31, 2003
Ordinary income	$4,851,329	$779,460
Capital gain income	2,476,465	111,155
Return of capital	3,062,460	76,225

Total distributions received	$10,390,254	$966,840

It is the policy of the Fund to pay distributions to common shareholders on a monthly basis. The Fund paid its first monthly distribution to common shareholders on February 27, 2004. The Fund has adopted a policy to pay common shareholders a stable distribution amount. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. Distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions paid during the year ended December 31, 2004, were as follows:

Ordinary income	$6,049,765
Net long-term capital gains	2,121,095

$8,170,860

As of December 31, 2004, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed ordinary income	$–
Undistributed net long-term capital gains	366,032
Net unrealized appreciation	16,273,102

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation as of December 31, 2004, are as follows:

Cost	$145,681,850

Gross unrealized appreciation	$16,587,719
Gross unrealized depreciation	(314,617)

Net unrealized appreciation	$16,273,102

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments will be concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares is not considered a liability.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets until after December 18, 2008.

RMR Advisors, and not the Fund, has agreed to pay the lead underwriter of the Fund's initial public offering an annual fee equal to 0.15% of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by the Advisor, not the Fund. The aggregate fees paid pursuant to the contract plus reimbursement of legal expenses of the underwriters will not exceed 4.5% of the total price of the common shares in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a sub-administration agreement with State Street Bank and Trust Company ("State Street") to perform substantially all Fund accounting and other administrative services. Under the administration agreement RMR Advisors is entitled to reimbursement of the cost of providing administrative services. In 2004, the Fund reimbursed RMR for $160,959 of sub-administrative fees charged by State Street.

The Fund pays each trustee who is not a director, officer or employee of RMR Advisors (a "disinterested trustee") an annual fee plus a fee for each board of trustees' meeting or committee meeting attended, other than meetings held on days on which there is also a board of trustees' meeting or another committee meeting for which he is paid. In addition, the Fund reimburses all trustees for travel and out-of-pocket expenses incurred in connection with attending board or committee meetings.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs.

Note C

Securities Transactions

During the year ended December 31, 2004, there were purchases and sales transactions (excluding short-term securities) of $104,128,362 and $49,359,490, respectively. Brokerage commissions on securities transactions amounted to $102,455 during the year ended December 31, 2004.

Note D

Preferred Shares

On March 10, 2004, the Fund issued 2,000 auction preferred shares, Series T, for $50,000,000, or net proceeds of $49,195,335 after deducting underwriting commissions and offering expenses of $804,665. The preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and will rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, of at least 200%, the preferred shares will be subject to mandatory redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and will generally vote together with the holders of the common shares as a single class except as otherwise set forth in the Fund's Declaration of Trust. Holders of the preferred shares, voting as a separate class, are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 2.53% per annum as of December 31, 2004.

Note E

Use of Debt Leverage

On February 10, 2004, the Fund entered into a revolving credit agreement with Wachovia Bank, N.A. This facility was cancelled after the offering of preferred shares on March 10, 2004. This facility permitted borrowing up to $30,000,000. Funds could be drawn, repaid and redrawn until maturity, and no principal payment was due until maturity. Interest on borrowings under the credit facility was payable at a spread above LIBOR. During the period the credit agreement was in place, the Fund had average daily borrowings of $23,750,000 and outstanding amounts carried a weighted average interest rate of 2.19% per annum.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of RMR Real Estate Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RMR Real Estate Fund (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RMR Real Estate Fund at December 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2005

RMR Real Estate Fund

December 31, 2004

About information contained in this report:

  •
  Our performance data is historical and reflects historical expenses and historical changes in net asset value. Historical results are not indicative of future results.

  •
  If RMR Advisors had not waived fees or paid all our organizational costs and a portion of our offering costs, our returns would have been lower.

  •
  An investment in the Fund's shares is subject to material risks, including those summarized below:

Limited Operating History – The Fund began operations in December 2003 and has a limited history of operations.

Limited Experience of Advisor – RMR Advisors has limited experience managing registered investment companies like the Fund. RMR Advisors began the substantial part of its current business activities in December 2003.

Concentration of Investments – The Fund's investment portfolio is concentrated in the real estate industry. A decline in the market value of real estate generally is likely to cause a decline in the value of the Fund's common shares.

Non-diversification Risk – The Fund's investment portfolio is focused upon securities in only one industry. Also, because the Fund is non-diversified under the Investment Company Act of 1940, it can invest a greater percentage of its assets in securities of a single company than can a diversified fund. Accordingly, the market prices of the Fund's common shares may be more volatile than an investment in a diversified fund.

Real Estate Risks – The Fund's investment focus on real estate securities creates risks, including the following:

  Securities of companies that own office or industrial buildings are vulnerable to changes in office or industrial occupancies and rents; securities of companies that own hotels and resorts are highly sensitive to business and leisure travel and general economic conditions; securities of companies that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes may be highly dependent upon Medicare and Medicaid payments which are subject to changes in government policies; securities of companies that own retail properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms; securities of companies that own apartment buildings are affected by changes in housing market conditions; and securities of companies that own other types of real estate are subject to risks associated with the industries which use that real estate.

  Many real estate companies in which the Fund invests may be smaller and have more debt than companies traded in the equity markets as a whole. Smaller equity capitalization and more leverage may mean that securities issued by real estate companies may be more volatile than securities issued by larger or less leveraged companies.

  Real estate companies in which the Fund invests are susceptible to other special risks. For example: real estate taxes and property insurance costs may increase materially; environmental laws have made real estate owners responsible for clean up costs which can be material; and other laws require real estate owners to incur capital expenditures such as laws that require access for disabled persons.

Leverage Risks – The Fund uses leverage to increase its investments. Holders of the Fund's preferred shares have priority claims to the Fund's income and assets over owners of the Fund's common shares. Because the Fund uses leverage, if the value of the Fund's investments declines, the value of the Fund's common shares will decline faster than it would if the Fund had invested without leverage.

Interest Rate Risks – The Fund is exposed to two principal types of interest rate risks:

  •
  The Fund's cost of leverage will increase as interest rates increase. These increased costs may result in less net income available for distribution to common shareholders.

  •
  When interest rates rise the market values of dividend and interest paying securities usually fall. Because most of the Fund's investments will be in dividend and interest paying securities, and because the Fund expects to make distributions to shareholders, both the Fund's net asset value and the market price of the Fund's common shares are likely to decline when interest rates rise.

Interest rate risks may be magnified if the Fund hedges interest rates based upon expectations concerning interest rates that prove inaccurate.

Redeemable Securities Risks – Most of the preferred securities in which the Fund invests provide their issuers rights of redemption at fixed prices. If the issuers exercise their redemption rights, the Fund may not realize the value for any premium the Fund may have paid for these securities or the Fund may be unable to make new investments which produce equivalent income.

Low Rated Securities Risks – The Fund may invest some of its managed assets in ratable securities which are below investment grade. In addition, none of the common equity securities in which the Fund invests are rated. These investments should be considered speculative. Because the Fund invests in speculative securities, an investment in the Fund's common shares involves a greater risk of loss than an investment which is focused only on higher rated securities.

Anti-takeover Provisions – The Fund's declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of the Fund or to convert the Fund to an open end fund. These provisions may deprive common shareholders of the ability to sell their common shares at a premium to their market value.

Market Disruption Risk – Volatility in securities markets precipitated by terrorist attacks, war or other world events may have negative effects on those markets. The value of securities in which the Fund invests and the Fund's common shares may be more volatile or decline in the event of future terrorist activity, war or instability.

AN INVESTMENT IN RMR REAL ESTATE FUND IS NOT A DEPOSIT OR OBLIGATION OF, AND IS NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION, AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

RMR Hospitality and Real Estate Fund
December 31, 2004

To Our Shareholders,

Two thousand four was the first year of operations of RMR Hospitality and Real Estate Fund (AMEX: RHR). In the pages that follow, you will find data summarizing our financial results for the period from inception in April 2004 through the end of 2004 and our financial position as of the end of that period.

As a result of our investment activities during the 2004 period, our net asset value increased to $22.94 per common share as of December 31, 2004 a 19.0% increase from $19.28 per common share as the date of closing of our initial public offering of common shares. In addition to this increase in net asset value per share, we paid 6 regular monthly distributions totaling $0.75 per common share during the 2004 period.

At a meeting in early 2005, our board of trustees considered an increase in our use of leverage at some point in the future. As shown on the attached statement of assets and liabilities, the liquidation preference of our preferred shares was approximately 22.9% of our total assets as of December 31, 2004. At any time in the future, our board may determine to increase our use of preferred shares to as much as 35% of our managed assets at the time of increase.

During 2005, we will continue to monitor market conditions and position our portfolio according to our view of those conditions. Although our views may change over the next year as the markets change, as of the date of this letter we do not believe that our industry allocation is likely to be revised much between hospitality and real estate during the year; we believe the hospitality industry remains on track for strong continued improvements during 2005 typical of a hospitality cyclical upswing, while the real estate market fundamentals are expected to continue to solidify more slowly.

Thank you for your continued support, and be sure to view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Hospitality and Real Estate Fund
December 31, 2004

Relevant Market Conditions

Hospitality Industry Fundamentals.    We believe the favorable operating environment for hospitality companies that existed in 2004 will continue into 2005. In general, we believe that continued growth in the U.S. economy, an anticipated increase in U.S. travel from international travelers due to a weak U.S. dollar and a limited increase in U.S. hotel supply will result in increased hotel occupancy levels and provide hospitality companies the opportunity to increase room rates in 2005. PricewaterhouseCoopers LLP has recently forecast hospitality industry profits of $20.8 billion in 2005, a 25% increase over the 2004 estimated total.

Real Estate Industry Fundamentals.    We believe the investment environment for real estate companies at the end of 2004 and into 2005 is generally positive. We believe that environment will include revenue growth from stabilizing and improving occupancy rates. In general, development activities that tend to depress the value of existing properties have been held in check during recent years. We believe that a majority of real estate investment trust's balance sheets reflect modest debt leverage and low floating rate debt.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Demographic trends in the U.S. include growth in the over-50 age population; we believe that individuals in this category tend to focus their investments in higher yielding stocks like real estate investments trusts, or REITs. Institutions, too, seem to be increasing their allocations to real estate securities as the market capitalization of REITs has increased. Both of these are positive technical factors affecting real estate securities markets.

Fund Strategies, Techniques and Performance

Our primary objective is to earn and pay our shareholders a high level of current income by investing in hospitality and real estate companies. Our secondary objective is capital appreciation. There can be no assurance that we will meet our investment objectives.

During the period from April 27, 2004, the date we began operations, until December 31, 2004, our total return on net asset value, or NAV, (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV) was 23.2%. During the comparable 2004 period, the total return for the Morgan Stanley REIT Index was 34.2%, and the total return for the Morgan Stanley REIT Preferred Index was 9.0%. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 Stocks) total return during the comparable 2004 period was 7.7%.

RMR Hospitality and Real Estate Fund
Portfolio of Investments – December 31, 2004

Company	Shares	Value

Common Stocks – 71.6%
Apartments – 8.5%
Apartment Investment & Management Co. *	10,000	$385,400
BNP Residential Properties, Inc. *	16,000	257,600
Cornerstone Realty Income Trust, Inc. *	55,000	548,900
Gables Residential Trust *	65,000	2,326,350
Home Properties, Inc. *	9,900	425,700
Town & Country Trust *	20,000	552,600
United Dominion Realty Trust, Inc. *	15,000	372,000

		4,868,550
Diversified – 15.5%
Bedford Property Investors, Inc. *	45,300	1,286,973
Colonial Properties Trust *	59,000	2,316,930
Commercial Net Lease Realty *	73,400	1,512,040
Crescent Real Estate Equities Co. *	95,000	1,734,700
Lexington Corporate Properties Trust *	87,000	1,964,460

		8,815,103
Health Care – 9.2%
Health Care REIT, Inc. *	47,000	1,793,050
Healthcare Realty Trust, Inc. *	21,000	854,700
Nationwide Health Properties, Inc. *	91,000	2,161,250
Windrose Medical Properties Trust *	30,100	433,741

		5,242,741
Hospitality – 1.2%
Ashford Hospitality Trust, Inc. *	28,300	307,621
Eagle Hospitality Properties Trust, Inc.* (a)	36,000	370,800

		678,421
Industrial – 4.8%
First Industrial Realty Trust, Inc. *	67,000	2,728,910
Office – 17.0%
Brandywine Realty Trust *	32,000	940,480
Equity Office Properties Trust *	131,900	3,840,928
Glenborough Realty Trust, Inc. *	75,000	1,596,000
Highwoods Properties, Inc. *	75,000	2,077,500
Reckson Associates Realty Corp. *	38,000	1,246,780

		9,701,688
See notes to financial statements and notes to portfolio of investments.

Retail – 8.6%
Heritage Property Investment Trust *	73,900	$2,371,451
Kramont Realty Trust *	46,500	1,088,100
New Plan Excel Realty Trust *	53,000	1,435,240

		4,894,791
Specialty – 5.5%
Getty Realty Corp. *	30,000	861,900
U.S. Restaurant Properties, Inc. *	124,700	2,252,082

		3,113,982
Storage – 1.3%
Sovran Self Storage, Inc. *	18,100	762,734
Total Common Stocks (Cost $33,901,544)		40,806,920
Preferred Stocks – 30.9%
Apartments – 2.8%
Apartment Investment & Management Co., Series R *	38,000	1,011,940
Apartment Investment & Management Co., Series U *	24,000	597,120

		1,609,060
Health Care – 3.6%
Health Care REIT, Inc., Series F *	40,000	1,010,000
LTC Properties, Inc., Series F *	40,000	1,054,000

		2,064,000
Hospitality – 14.0%
Ashford Hospitality Trust *	46,000	1,191,400
Boykin Lodging Co., Series A *	70,000	1,967,000
Host Marriott Corp., Series E *	60,000	1,666,500
Innkeepers USA Trust, Series C *	27,000	695,250
Winston Hotels, Inc., Series B *	95,000	2,430,100

		7,950,250
Manufactured Homes – 0.4%
Affordable Residential Communities, Series A *	9,600	250,368
Office – 10.1%
Alexandria Real Estate Equities, Inc., Series C *	120,000	3,176,400
Bedford Property Investors, Inc., Series B *	30,000	767,700
SL Green Realty Corp. *	70,000	1,816,500

		5,760,600
Total Preferred Stocks (Cost $16,721,476)		17,634,278
See notes to financial statements and notes to portfolio of investments.

RMR Hospitality and Real Estate Fund
Portfolio of Investments – continued

Company	Shares or Principal Amount	Value

Debt Securities – 25.0%
Hospitality – 25.0%
American Real Estate Partners LP, 8.125%, 06/01/2012	$2,000,000	$2,132,500
Felcor Lodging LP, 9.00%, 06/01/2011 *	3,200,000	3,624,000
Host Marriott LP, 7.125%, 11/01/2013 *	1,650,000	1,763,438
ITT Corp., 7.75%, 11/15/2025	3,275,000	3,406,000
MeriStar Hospitality Corp., 9.125%, 01/15/2011 *	1,000,000	1,080,000
MeriStar Hospitality Corp., 10.50%, 06/15/2009 *	2,050,000	2,234,500

		14,240,438
Total Debt Securities (Cost $13,301,069)		14,240,438
Short-Term Investment – 1.1%
Other Investment Companies – 1.1%
SSgA Money Market Fund,1.845%(b) (Cost $657,568)	657,568	657,568
Total Investments – 128.6% (Cost $64,581,657)		73,339,204
Other assets less liabilities – 1.2%		666,114
Preferred Shares, at liquidation preference – (29.8)%		(17,000,000)
Net Assets attributable to common shares – 100%		$57,005,318

Notes to Portfolio of Investments

*
Real Estate Investment Trust
(a)
Non-income producing security in 2004. The first regular quarterly cash distribution was declared on January 10, 2005.
(b)
Rate reflects 7 day yield as of December 31, 2004.

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets
Investments in securities, at value (cost $64,581,657)	$73,339,204
Cash	306
Dividends and interest receivable	853,175

Total assets	74,192,685

Liabilities
Advisory fee payable	37,382
Distributions payable – preferred shares	8,330
Accrued expenses and other liabilities	141,655

Total liabilities	187,367

Preferred shares, at liquidation preference
Auction preferred shares, Series Th; $.001 par value per share; 680 shares issued and outstanding at $25,000 per share liquidation preference	17,000,000

Net assets attributable to common shares	$57,005,318

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 2,485,000 shares issued and outstanding	$2,485
Additional paid-in capital	47,460,854
Accumulated net realized gain on investments	784,432
Net unrealized appreciation on investments	8,757,547

Net assets attributable to common shares	$57,005,318

Net asset value per share attributable to common shares (based on 2,485,000 shares outstanding)	$22.94

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Statements – continued

Statement of Operations

For the Period April 27, 2004(a) to December 31, 2004

Investment income
Dividends	$1,679,812
Interest	726,633

Total investment income	2,406,445

Expenses
Advisory	378,681
Administrative	101,942
Audit and legal	70,915
Custodian	50,141
Compliance and internal audit	33,689
Preferred shares remarketing	32,677
Transfer agency	27,045
Shareholder reporting	20,078
Trustees' fees and expenses	10,785
Other	41,669

Total expenses	767,622
Less: expenses waived by the Advisor	(111,377)

Net expenses	656,245

Net investment income	1,750,200

Realized and unrealized gain on investments
Net realized gain on investments	1,055,756
Net change in unrealized appreciation/(depreciation) on investments	8,757,547

Net realized and unrealized appreciation on investments	9,813,303

Distributions to preferred shareholders from net investment income	(151,512)
Distributions to preferred shareholders from net realized gains on investments	(23,262)

Net increase in net assets attributable to common shares resulting from operations	$11,388,729

(a) Commencement of operations.

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Statements – continued

Statement of Changes in Net Assets

For the Period April 27, 2004(a) to December 31, 2004

Increase (decrease) in net assets resulting from operations
Net investment income	$1,750,200
Net realized gain on investments	1,055,756
Net change in unrealized appreciation/(depreciation) on investments	8,757,547
Distributions to preferred shareholders from:
Net investment income	(151,512)
Net realized gain on investments	(23,262)

Net increase in net assets attributable to common shares resulting from operations	11,388,729

Distributions to common shareholders from
Net investment income	(1,615,688)
Net realized gain on investments	(248,062)
Capital shares transactions
Net proceeds from sales of common shares	47,720,000
Net proceeds from sales of preferred shares	16,660,339

Net increase from capital share transactions	64,380,339
Less: Liquidation preference of preferred shares issued	(17,000,000)

Total increase in net assets attributable to common shares	56,905,318
Net assets attributable to common shares
Beginning of period	100,000

End of period (including undistributed net investment income of $0)	$57,005,318

Common shares issued and repurchased
Shares outstanding, beginning of period	5,000
Shares sold	2,480,000

Shares outstanding, end of period	2,485,000

(a) Commencement of operations.

See notes to financial statements

Financial Highlights – RMR Hospitality and Real Estate Fund

Selected Data For A Common Share Outstanding Throughout The Period

	For the Period April 27, 2004(a) to December 31, 2004

Net asset value, beginning of period	$19.28	(b)

Income from Investment Operations
Net investment income (c)(d)	.71
Net realized and unrealized gain (loss) on investments (d)	3.95
Distributions to preferred shareholders (common stock equivalent basis)
Net investment income	(.06)
Net realized gain on investments	(.01)

Net increase in net asset value from operations	4.59
Less: Dividends to common shareholders from
Net investment income	(.65)
Net realized gain on investments	(.10)
Common shares offering costs charged to paid-in capital	(.04)
Preferred shares offering costs charged to paid in capital	(.14)

Net asset value, end of period	$22.94

Market price, beginning of period	$20.00

Market price, end of period	$19.98

Total Return (e)
Total investment return based on:
Market price	3.93	%(f)
Net asset value	23.16	%(f)
Ratios/Supplemental Data:
Preferred shares, liquidation preference ($25,000 per share) (000s omitted)	$17,000
Net assets attributable to common shares, end of period (000)	$57,005
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)(g)	4.96%
Total preferred share distributions (g)	0.50%
Net investment income, net of total preferred share distributions (d)(g)	4.46%
Expenses, net of fee waivers (g)(h)	1.86%
Expenses, before fee waivers (g)(h)	2.18%
Portfolio turnover rate	20.83%
(a)
Commencement of operations.
(b)
Net asset value at April 27, 2004, reflects the deduction of the average sales load of $0.72 per common share from the $20.00 initial public offering price. We paid a sales load of $0.90 per share on 2,000,000 common shares sold to the public and no sales load on 480,000 common shares sold to affiliates of RMR Advisors for $20.00 per share.
(c)
Based on average shares outstanding.
(d)
Amounts are net of expenses waived by RMR Advisors. In addition, as discussed in Note A (6) to the financial statements, a portion of the distributions received by the Fund have been classified above as "net realized and unrealized gain on investments" which had the effect of reducing net investment income for financial reporting purposes.
(e)
Total returns for periods of less than one year are not annualized.
(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at market prices.The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated. Dividend and distributions, if any, are assumed to be reinvested at NAV. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(g)
Annualized.
(h)
These expense ratios do not reflect the effect of distribution payments to preferred shareholders.

RMR Hospitality and Real Estate Fund
Notes to Financial Statements

December 31, 2004

Note A

(1)  Organization

RMR Hospitality & Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on January 27, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund had no operations until April 27, 2004, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of 5,000 common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On April 27, 2004, the Fund sold 2,480,000 common shares in an initial public offering including 480,000 common shares sold to affiliates of RMR Advisors. Proceeds to the Fund were $47,720,000 after deducting underwriting commissions and $80,000 of offering expenses. There was no underwriting commission or offering expenses paid on common shares sold to the affiliates of RMR Advisors.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same class outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(4)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(5)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax.

(6)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. The Fund has substantial investments in real estate investment trusts or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has included in its net investment income as "dividends" only that portion of the distributions received from REITs that is classified by those REITs as ordinary income. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has included in its "net change in unrealized appreciation/(depreciation) on investments" that portion of the distributions from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's REIT investments for the period ending December 31, 2004, were as follows:

Ordinary income	$1,679,812
Capital gain income	552,402
Return of capital	577,868

Total distributions received	$2,810,082

It is the policy of the Fund to pay distributions to common shareholders on a monthly basis. The Fund paid its first distribution to common shareholders on July 30, 2004. The Fund has adopted a policy to pay common shareholders a stable distribution amount. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. Distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions paid during the period ending December 31, 2004, was as follows:

Ordinary income	$2,038,524
Net long term capital gains	–

$2,038,524

As of December 31, 2004, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed ordinary income	$232,030
Undistributed net long-term capital gains	552,402
Net unrealized appreciation	8,757,547

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation as of December 31, 2004, are as follows:

Cost	$64,581,657

Gross unrealized appreciation	$8,757,547
Gross unrealized depreciation	–

Net unrealized appreciation	$8,757,547

(7)  Organization Expenses and Common Offering Costs

RMR Advisors paid all the organizational expenses and offering costs (other than the sales load) of the Fund's initial public offering of common shares which exceeded $0.04 per share. The total amount incurred by RMR Advisors was $452,363. The Fund incurred offering costs of $80,000 which were charged as a reduction of paid in capital.

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments will be concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by hospitality and real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the hospitality and real estate industries due to economic, legal, regulatory, technological or other developments affecting the United States hospitality and real estate industries.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares is not considered a liability.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets, until after April 27, 2009.

RMR Advisors, and not the Fund, has agreed to pay the lead underwriters of the Fund's initial public offering an annual fee equal to 0.15% in the aggregate of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by the Advisor, not the Fund. The aggregate fees paid pursuant to the contract plus reimbursement of legal expenses of the underwriters will not exceed 4.5% of the total price of the common shares sold to non-affiliates in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a sub-administration agreement with State Street Bank and Trust Company ("State Street") to perform substantially all Fund accounting and other administrative services. Under the administration agreement RMR Advisors is entitled to reimbursement of the cost of providing administrative services. In the period ending December 31, 2004, the Fund reimbursed RMR for $101,942 of sub-administrative fees charged by State Street.

The Fund pays each trustee who is not a director, officer or employee of RMR Advisors (a "disinterested trustee") an annual fee plus a fee for each board of trustees' meeting or committee meeting attended, other than meetings held on days on which there is also a board of trustees' meeting or another committee meeting for which he is paid. In addition, the Fund reimburses all trustees for travel and out-of-pocket expenses incurred in connection with attending board or committee meetings.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs.

Note C

Securities Transactions

During the period ended December 31, 2004, there were purchases and sales transactions (excluding short-term securities) of $75,373,834 and $11,349,881 respectively. Brokerage commissions on securities transactions amounted to $52,246 during the period ended December 31, 2004.

Note D

Preferred Shares

On June 14, 2004, the Fund issued 680 auction preferred shares, Series Th, for $17,000,000, or net proceeds of $16,660,339 after deducting underwriting commissions and offering expenses of $339,661. The preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and will rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, of at least 200%, the preferred shares will be subject to mandatory redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and will generally vote together with the holders of the common shares as a single class except as otherwise set forth in the Fund's Declaration of Trust. Holders of the preferred shares, voting as a separate class, are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 2.52% per annum as of December 31, 2004.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of RMR Hospitality and Real Estate Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RMR Hospitality and Real Estate Fund (the "Fund") as of December 31, 2004, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from April 27, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RMR Hospitality and Real Estate Fund at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the period from April 27, 2004 (commencement of operations) to December 31, 2004, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2005

RMR Hospitality and Real Estate Fund
December 31, 2004

About information contained in this report:

  •
  Our performance data is historical and reflects historical expenses and historical changes in net asset value. Historical results are not indicative of future results.

  •
  If RMR Advisors had not waived fees or paid all our organizational costs and a portion of our offering costs, our returns would have been lower.

  •
  An investment in the Fund's shares is subject to material risks, including those summarized below:

Limited Operating History  –  The Fund began operations in April 2004 and has a limited history of operations.

Limited Experience of Advisor  –  RMR Advisors has limited experience managing registered investment companies like the Fund. RMR Advisors began the substantial part of its current business activities in December 2003.

Concentration of Investments  –  The Fund's investment portfolio is concentrated in the hospitality and real estate industries. A decline in the market value of hospitality businesses and/or real estate generally is likely to cause a decline in the value of the Fund's common shares.

Non-diversification Risk  –  The Fund's investment portfolio is focused upon securities in only two industries. Also, because the Fund is non-diversified under the Investment Company Act of 1940, it can invest a greater percentage of its assets in securities of a single company than can a diversified fund. Accordingly, the market prices of the Fund's common shares may be more volatile than an investment in a diversified fund.

Hospitality Industry Risks  –  The Fund's investment focus on hospitality securities creates risks, including the following:

  •
  The hospitality industry is highly dependent upon business spending. When business managers curtail spending, travel and entertainment items are often severely reduced or eliminated. Economic declines or the anticipation of economic declines can bring rapid declines in revenue and profitability of hospitality companies.

  •
  Many parts of the hospitality industry are dependent upon the travel industry, particularly the airline industry. If airline travel is significantly reduced, revenue and profitability of hospitality companies are likely to be negatively impacted. For example, immediately following the September 11, 2001, terrorist attacks in the United States, the airline industry suffered severe declines and, as a consequence, many hotels realized significant declines in revenue and incurred losses. A terrorist attack or any other factor which may cause a decline in travel is likely to have an adverse impact upon the value of hospitality securities in which the Fund invests and in the value of the Fund's shares.

  •
  Some parts of the hospitality industry are vulnerable to rapid changes in consumer preferences. For example, hotels generally require capital expenditures on a regular basis to remain attractive to customers. These capital requirements and changes in consumer preferences may adversely affect the value of the hospitality securities in which the Fund invests.

Real Estate Risks  –  The Fund's investment focus on real estate securities creates risks, including the following:

  •
  Securities of companies that own office or industrial buildings are vulnerable to changes in office or industrial occupancies and rents; securities of companies that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes may be highly dependent upon Medicare and Medicaid payments which are subject to changes in government policies; securities of companies that own retail properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms; securities of companies that own apartment buildings are affected by changes in housing market conditions; and securities of companies that own other types of real estate are subject to risks associated with the industries that use that type of real estate.

  •
  Real estate companies in which the Fund invests are susceptible to other special risks. For example: real estate taxes and property insurance costs may increase materially; environ-mental laws have made real estate owners responsible for clean up costs which can be material; and other laws require real estate owners to incur capital expenditures such as laws that require access for disabled persons.

Leverage Risks  –  The Fund uses leverage to increase its investments. Holders of the Fund's preferred shares or debt will have priority claims to the Fund's income and assets over owners of the Fund's common shares. Because the Fund uses leverage, if the value of the Fund's investments declines, the value of the Fund's common shares will decline faster than it would if the Fund had invested without leverage.

Interest Rate Risks  –  The Fund is exposed to two principal types of interest rate risks:

  •
  The Fund's cost of leverage will increase as interest rates increase. These increased costs may result in less net income available for distribution to common shareholders.

  •
  When interest rates rise the market values of dividend and interest paying securities usually fall. Because most of the Fund's investments will be in dividend and interest paying securities, and because the Fund expects to make distributions to shareholders, both the Fund's net asset value and the market price of the Fund's common shares are likely to decline when interest rates rise.

Interest rate risks may be magnified if the Fund hedges interest rates based upon expectations concerning interest rates that prove inaccurate.

Small Company Risks  –  Many companies in which the Fund invests may be smaller and have more debt than companies traded in the equity markets as a whole. Smaller equity capitalization and more leverage may mean that securities issued by companies in which the Fund invests may be more volatile than securities issued by larger or less leveraged companies.

Redeemable Securities Risks  –  Most of the preferred securities in which the Fund invests provide their issuers rights of redemption at fixed prices. Some of the debt securities in which the Fund invests permit prepayment. If the issuers exercise their redemption or prepayment rights, the Fund may not realize the value for any premium the Fund may have paid for these securities and may be unable to make new investments which produce equivalent income.

Low Rated Securities Risks  –  The Fund may invest some of its managed assets in ratable securities which are below investment grade. In addition, none of the common equity securities in which the Fund invests are rated. These investments should be considered speculative. Because the Fund invests in speculative securities, an investment in the Fund's common shares involves a greater risk of loss than an investment which is focused only on higher rated securities.

Anti-takeover Provisions  –  The Fund's declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of the Fund or to convert the Fund to an open end fund. These provisions may deprive common shareholders of the ability to sell their common shares at a premium to their market value.

Market Disruption Risk  –  Volatility in securities markets precipitated by terrorist attacks, war or other world events may have negative effects on those markets. The value of securities in which the Fund invests and the Fund's common shares may be more volatile or decline in the event of future terrorist activity, war or instability.

AN INVESTMENT IN RMR HOSPITALITY AND REAL ESTATE FUND IS NOT A DEPOSIT OR OBLIGATION OF, AND IS NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION, AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY.

RMR F.I.R.E. Fund
December 31, 2004

To our shareholders,

Two thousand four was the first year of operations of RMR F.I.R.E. Fund (AMEX: RFR). In November and December of 2004, we completed our initial public offering of common shares and an initial offering of our preferred shares. These offerings combined raised $55.1 million of net proceeds. Since that time, we have been busy positioning our portfolio by investing in securities issued by financial, insurance and real estate companies, or F.I.R.E. companies. "F.I.R.E." is a commonly used acronym for the combined financial services, insurance and real estate industries. In the pages that follow, you will find data summarizing our financial results for the period from inception in November 2004 through the end of 2004 and our financial position as of the end of that period.

As a result of our investment activities during the 2004 period, our net asset value was $23.99 per common share as of December 31, 2004, a 0.2% decrease from $24.03 per common share as at the date of closing of our initial public offering of common shares. Because we began operations late in 2004, our first distributions of $0.146 per share per month were declared in early January 2005.

During 2005, we will continue to monitor market conditions and position our portfolio according to our view of those conditions. Although our views may change over the next year as the markets change, as of the date of this letter we do not believe that our industry allocation is likely to be revised much between the financial services, insurance and real estate industries during 2005. The insurance sector, one we have largely avoided during the 2004 period, is likely to continue to be mired in industrywide investigations; we intend to continue to avoid most of the stocks in this sector until much more is known about the extent of the problems involved. We believe the financial services industry will continue to reflect the positive aspects of investing in a sector that is consolidating and that real estate market fundamentals will continue to improve.

Thank you for your continued support and be sure to view our website at www.rmrfunds.com.

Sincerely,

Thomas M. B'Brien
President

RMR F.I.R.E. Fund
December 31, 2004

Relevant Market Conditions

Financial Services Industry Fundamentals.    Over 90% of the largest 50 banks raised their dividends by about 10% on average during 2004. As U.S. economic expansion continues, we expect to see banks benefit from higher commercial and consumer loan growth. We believe more loan growth coupled with lower charge offs should lead to earnings and dividend growth in 2005.

The Federal Reserve Bank began to increase its federal funds lending target rate in 2004. However, we believe many banks have been expecting interest rates to increase and have hedged their exposure to these increases by focusing on floating rate investments or through other means; these banks are now either rate neutral, or, in some cases, may benefit from rising rates. Insurance companies have not been a significant part of our investing activity to date; we expect that the impact of lawsuits arising from investigations of various insurance firms conducted by the New York Attorney General to become more quantifiable during 2005. If this happens, we may find insurance companies valuations more attractive.

Consolidation in these industries continued throughout 2004, with over $150 billion in transactions. We believe consolidation will continue and will in some cases be a significant factor in the total returns we realize from our investments in financial services securities.

Real Estate Industry Fundamentals.    We believe the investment environment for real estate companies at the end of 2004 and into 2005 is generally positive. We believe that environment will include revenue growth from stabilizing and improving occupancy rates. In general, development activities that tend to depress the value of existing properties have been held in check during recent years. We believe that a majority of real estate investment trust's balance sheets reflect modest debt leverage and low floating rate debt.

Fund Strategies, Techniques and Performance

Our investment objective is to provide high total returns to shareholders through a combination of current income and capital appreciation. We attempt to achieve this objective by investing in securities issued by F.I.R.E. companies. There can be no assurance that we will meet our investment objective.

During the period from November 22, 2004, the date we began operations, until December 31, 2004, our total return on net asset value was (0.2)%. During the comparable 2004 period, the total return for the the S&P 500 Financial Sector Index total return was 4.3%. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 Stocks) total return was 3.1%.

RMR F.I.R.E. Fund
Portfolio of Investments – December 31, 2004

Company	Shares	Value

Common Stocks – 97.7%
Financial Services – 42.0%
Banks – 25.6%
AmSouth Bancorp	27,400	$709,660
Citigroup, Inc.	12,100	582,978
Comerica, Inc.	14,800	903,096
F.N.B. Corp.	28,500	580,260
Farmers Capital Bank Corp.	3,035	125,042
First Commonwealth Financial Corp.	28,000	430,920
First Horizon National Corp.	11,400	491,454
FirstMerit Corp.	22,800	649,572
Hudson United Bancorp	17,100	673,398
JPMorgan Chase & Co.	7,500	292,575
KeyCorp	17,100	579,690
National City Corp.	27,400	1,028,870
PNC Financial Services Group, Inc.	13,400	769,696
Regions Financial Corp.	18,200	647,738
Susquehanna Bancshares, Inc.	12,600	314,370
Trustco Bank Corp. NY	23,400	322,686

		9,102,005
Thrifts – 9.6%
Beverly Hills Bancorp, Inc.	10,100	102,010
Capitol Federal Financial	17,400	626,400
Flagstar Bancorp, Inc.	25,000	565,000
New York Community Bancorp, Inc.	61,200	1,258,884
Washington Mutual, Inc.	20,500	866,740

		3,419,034
Other Financial Services – 6.8%
American Capital Strategies, Ltd.	17,000	566,950
CharterMac	21,200	518,128
Deluxe Corp.	11,400	425,562
Friedman, Billings, Ramsey Group, Inc. *	29,000	562,310
MCG Capital Corp.	21,500	368,295

		2,441,245
Total Financial Services (Cost $14,897,964)		14,962,284
See notes to financial statements and notes to portfolio of investments.

Real Estate – 55.7%
Apartments – 8.2%
AMLI Residential Properties Trust *	10,800	$345,600
Apartment Investment & Management Co. *	13,000	501,020
BNP Residential Properties, Inc. *	21,100	339,710
Home Properties, Inc. *	16,200	443,880
Post Properties, Inc. *	22,800	795,720
United Dominion Realty Trust, Inc. *	19,200	476,160

		2,902,090
Diversified – 14.6%
American Financial Realty Trust *	62,800	1,016,104
Bedford Property Investors, Inc. *	19,000	539,790
Colonial Properties Trust *	8,400	329,868
Commercial Net Lease Realty *	34,200	704,520
Crescent Real Estate Equities Co. *	62,400	1,139,424
Lexington Corporate Properties Trust *	31,000	699,980
Liberty Property Trust *	18,000	777,600

		5,207,286
Health Care – 5.2%
Health Care REIT, Inc. *	17,900	682,885
Healthcare Realty Trust, Inc. *	12,000	488,400
Nationwide Health Properties, Inc. *	26,000	617,500
Windrose Medical Properties Trust *	5,000	72,050

		1,860,835
Hospitality – 1.2%
Eagle Hospitality Properties Trust, Inc. *(a)	36,500	375,950
Winston Hotels, Inc. *	2,700	31,887

		407,837
Industrial – 2.5%
First Industrial Realty Trust, Inc. *	21,900	891,987
Office – 8.5%
Arden Realty, Inc. *	9,600	362,112
Equity Office Properties Trust *	33,050	962,416
Glenborough Realty Trust, Inc. *	44,400	944,832
Maguire Properties, Inc. *	18,000	494,280
Reckson Associates Realty Corp. *	8,400	275,604

		3,039,244
See notes to financial statements and notes to portfolio of investments.

Retail – 6.5%
Glimcher Realty Trust *	44,000	$1,219,240
Heritage Property Investment Trust *	16,800	539,112
New Plan Excel Realty Trust *	16,800	454,944
The Mills Corp. *	1,600	102,016

		2,315,312
Specialty – 6.2%
Capital Trust, Inc. *	15,000	460,650
iStar Financial, Inc. *	14,000	633,640
U.S. Restaurant Properties, Inc. *	61,000	1,101,660

		2,195,950
Storage – 2.8%
Sovran Self Storage, Inc. *	13,200	556,248
U-Store-It Trust *	25,200	437,220

		993,468
Total Real Estate (Cost $19,749,432)		19,814,009
Total Common Stocks (Cost $34,647,396)		34,776,293
Preferred Stocks – 27.5%
Apartments – 6.4%
Apartment Investment & Management Co., Series U *	32,500	808,600
Apartment Investment & Management Co., Series V *	27,700	702,749
Apartment Investment & Management Co., Series Y *	30,000	750,000

		2,261,349
Diversified – 2.8%
Cousins Properties, Inc., Series B *	20,000	502,400
PS Business Parks, Inc. *	20,000	495,800

		998,200
Health Care – 1.2%
Health Care REIT, Inc., Series F *	16,900	426,725
Hospitality – 2.5%
Winston Hotels, Inc., Series B *	35,000	895,300
Office – 4.5%
Alexandria Real Estate Equities, Inc., Series C *	31,600	836,452
Bedford Property Investors, Inc., Series B *	30,000	767,700

		1,604,152
See notes to financial statements and notes to portfolio of investments.

RMR F.I.R.E. Fund
Portfolio of Investments – December 31, 2004

Company	Shares or Principal Amount	Value

Preferred Stocks – continued
Retail – 4.9%
Glimcher Realty Trust, Series F *	26,500	$690,325
Glimcher Realty Trust, Series G *	15,900	410,061
Taubman Centers, Inc., Series G *	15,000	389,250
The Mills Corp., Series E *	9,500	269,420

		1,759,056
Specialty – 5.2%
MFA Mortgage Investments, Inc., Series A *	13,800	350,244
RAIT Investment Trust, Series B *	59,000	1,489,750

		1,839,994
Total Preferred Stocks (Cost $9,772,257)		9,784,776
Short-Term Investments – 28.1%
Commercial Paper – 28.1%
American Express Credit Corp.,1.70%, 01/03/05	2,000,000	1,999,811
General Electric Capital Corp.,1.70%, 01/03/05	2,000,000	1,999,811
LaSalle Bank Corp.,1.70%, 01/03/05	2,000,000	1,999,811
San Paolo U.S. Finance Co.,1.70%, 01/03/05	2,000,000	1,999,811
State Street Boston Corp.,1.70%, 01/03/05	2,002,000	2,001,811

		10,001,055
Other Investment Companies – 2.4%
SSgA Money Market Fund, (b)1.85%	853,050	853,050
Total Short-Term Investments (Cost $10,854,105)		10,854,105
Total Investments – 155.7% (Cost $55,273,758)		55,415,174
Other assets less liabilities – 0.5%		178,590
Preferred Shares, at liquidation preference – (56.2)%		(20,000,000)
Net Assets attributable to common shares – 100%		$35,593,764

Notes to Portfolio of Investments

*
Real Estate Investment Trust
(a)
Non-income producing security in 2004. The first regular quarterly cash distribution was declared on January 10, 2005.
(b)
Rate reflects 7 day yield as of December 31, 2004.

See notes to financial statements.

RMR F.I.R.E. Fund
Financial Statements – continued

Statement of Assets and Liabilities

December 31, 2004

Assets
Investments in securities, at value (cost $55,273,758)	$55,415,174
Cash	109,968
Dividends and interest receivable	362,414
Other assets	8,430

Total assets	55,895,986

Liabilities
Payable for offering costs	176,089
Advisory fee payable	21,627
Distributions payable – preferred shares	9,800
Accrued expenses and other liabilities	94,706

Total liabilities	302,222

Preferred shares, at liquidation preference
Auction preferred shares, Series W; $.001 par value per share; 800 shares issued and outstanding at $25,000 per share liquidation preference	20,000,000

Net assets attributable to common shares	$35,593,764

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 1,484,000 shares issued and outstanding	$1,484
Additional paid-in capital	35,212,862
Undistributed net investment income	133,312
Accumulated net realized gain on investments	104,690
Net unrealized appreciation on investments	141,416

Net assets attributable to common shares	$35,593,764

Net asset value per share attributable to common shares (based on 1,484,000 common shares outstanding)	$23.99

See notes to financial statements.

Statement of Operations

For the Period November 22, 2004(a) to December 31, 2004

Investment Income
Dividends	$258,342
Interest	27,315

Total investment income	285,657

Expenses
Audit and legal	53,326
Advisory	37,251
Administrative	14,923
Custodian	10,725
Shareholder reporting	8,250
Compliance and internal audit	6,074
Transfer agency	4,388
Trustees' fees and expenses	2,681
Preferred shares remarketing	976
Other	6,019

Total expenses	144,613
Less: expenses waived by the Advisor	(10,956)

Net expenses	133,657

Net investment income	152,000

Realized and unrealized gain on investments
Net realized gain on investments	104,690
Net change in unrealized appreciation/(depreciation) on investments	141,416

Distributions to preferred shareholders from net investment income	(22,688)

Net increase in net assets attributable to common shares resulting from operations	$375,418

(a)
Commencement of operations.

See notes to financial statements

Statement of Changes in Net Assets

For the Period November 22, 2004(a) to December 31, 2004

Increase (decrease) in net assets resulting from operations
Net investment income	$152,000
Net realized gain on investments	104,690
Net change in unrealized appreciation/(depreciation) on investments	141,416
Distributions to preferred shareholders from net investment income	(22,688)

Net increase in net assets attributable to common shares resulting from operations	375,418

Capital shares transactions
Net proceeds from sales of common shares	35,496,000
Net proceeds from sales of preferred shares	19,622,346

Net increase from capital share transactions	55,118,346
Less: Liquidation preference of preferred shares issued	(20,000,000)

Total increase in net assets attributable to common shares	35,493,764
Net assets attributable to common shares
Beginning of period	100,000

End of period (including undistributed net investment income of $133,312)	$35,593,764

Common shares issued and repurchased
Shares outstanding, beginning of period	4,000
Shares sold	1,480,000

Shares outstanding, end of period	1,484,000

(a)
Commencement of operations.

See notes to financial statements.

Financial Highlights — RMR F.I.R.E. Fund.

Selected Data For A Common Share Outstanding Throughout Each Period

	For the Period November 22, 2004(a) to December 31, 2004

Net asset value, beginning of period	$24.03	(b)

Income from Investment Operations
Net investment income(c)(d)	.10
Net realized and unrealized gain on investments (d)	.17
Distributions to preferred shareholders (common stock equivalent basis) from net investment income	(.02)

Net increase in net asset value from operations	.25
Common shares offering costs charged to paid-in capital	(.04)
Preferred shares offering costs charged to paid in capital	(.25)

Net asset value, end of period	$23.99

Market price, beginning of period	$25.00

Market price, end of period	$24.05

Total Return(e)
Total investment return based on:
Market price	(3.80	)%(f)
Net asset value	(0.17	)%(f)

Ratios/Supplemental Data:
Preferred shares, liquidation preference ($25,000 per share) (000's omitted)	$20,000
Net assets attributable to common shares, end of period (000)	$35,594
Ratio to average net assets attributable to common shares of:
Net investment income, before preferred share distributions(d)(g)	3.92%
Preferred share distributions(g)	0.58%
Net investment income, net of preferred share distributions(d)(g)	3.34%
Expenses, net of fee waivers(g)(h)	3.45%
Expenses, before fee waivers(g)(h)	3.73%
Portfolio turnover rate	0.00%
(a)
Commencement of operations.

(b)
Net asset value at November 22, 2004, reflects the deduction of the average sales load of $0.97 per common share from the $25.00 initial public offering price. We paid a sales load of $1.125 per share on 1,280,000 common shares sold to the public and no sales load on 200,000 common shares sold to affiliates of RMR Advisors for $25.00 per share.

(c)
Based on average shares outstanding.

(d)
Amounts are net of expenses waived by RMR Advisors. In addition, as discussed in Note A (6) to the financial statements, a portion of the distributions received by the Fund have been classified above as "net realized and unrealized gain on investments" which had the effect of reducing net investment income for financial reporting purposes.

(e)
Total returns for periods of less than one year are not annualized.

(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at market prices.The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated. Dividend and distributions, if any, are assumed to be reinvested at NAV. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.

(g)
Annualized.

(h)
These expense ratios do not reflect the effect of distribution payments to preferred shareholders.

RMR F.I.R.E. Fund
Notes to Financial Statements

December 31, 2004

Note A

(1)  Organization

RMR F.I.R.E. Fund, or the Fund, was organized as a Massachusetts business trust on August 6, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund had no operations until November 22, 2004, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of 4,000 common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On November 22, 2004, the Fund sold 1,480,000 common shares in an initial public offering including 200,000 common shares sold to affiliates of RMR Advisors. Proceeds to the Fund were $35,496,000 after deducting underwriting commissions and $64,000 of offering expenses. There was no underwriting commission or offering expenses paid on common shares sold to the affiliates of RMR Advisors.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same class outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(4)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(5)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax.

(6)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. The Fund has substantial investments in real estate investment trusts or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has included in its net investment income as "dividends" only that portion of the distributions received from REITS that is classified by those REITs as ordinary income. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has included in its "net change in unrealized appreciation/(depreciation) on investments" that portion of the distributions received from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's REIT investments for the period ending December 31, 2004, were as follows:

Ordinary income	$258,342
Capital gain income	104,690
Return of capital	30,854

Total distributions received	$393,886

It is the policy of the Fund to pay distributions to common shareholders on a monthly basis. As of December 31, 2004, the Fund had not declared or paid distributions to common shareholders. On January 11, 2005, the Fund announced monthly distributions payable to common shareholders in February, March and April 2005. The Fund has adopted a policy to pay common shareholders a stable distribution amount. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. Distributions to common shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

As of December 31, 2004, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed ordinary income	$133,312
Undistributed net long-term capital gains	104,690
Net unrealized appreciation	141,416

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation as of December 31, 2004, are as follows:

Cost	$55,273,758

Gross unrealized appreciation	$509,261
Gross unrealized depreciation	(367,845)

Net unrealized appreciation	$141,416

(7)  Organization Expenses and Common Offering Costs

RMR Advisors paid all the organizational expenses and offering costs (other than the sales load) of the Fund's initial public offering of common shares which exceeded $0.05 per share. The total amount incurred by RMR Advisors was approximately $545,000. The Fund incurred offering costs of $64,000 which were charged as a reduction of paid in capital.

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments will be concentrated in common and preferred shares issued by F.I.R.E companies. "F.I.R.E." is a commonly used acronym for the combined financial services, insurance and real estate industries. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the F.I.R.E. industries due to economic, legal, regulatory, technological or other developments.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares is not considered a liability.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets, until after November 22, 2009.

RMR Advisors, and not the Fund, has agreed to pay the lead underwriters of the Fund's initial public offering an annual fee equal to 0.15% in the aggregate of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by the Advisor, not the Fund. The aggregate fees paid during the term of the contract plus reimbursement of legal expenses of the underwriters will not exceed 4.5% of the total price of the common shares sold to non-affiliates in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a sub-administration agreement with State Street Bank and Trust Company ("State Street") to perform substantially all Fund accounting and other administrative services. Under the administration agreement RMR Advisors is entitled to reimbursement of the cost of providing administrative services. In the period ending December 31, 2004, the Fund reimbursed RMR for $14,923 of sub-administrative fees charged by State Street.

The Fund pays each trustee who is not a director, officer or employee of RMR Advisors (a "disinterested trustee") an annual fee plus a fee for each board of trustees' meeting or committee meeting attended, other than meetings held on days on which there is also a board of trustees' meeting or another committee meeting for which he is paid. In addition, the Fund reimburses all trustees for travel and out of pocket expenses incurred in connection with attending board or committee meetings.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs.

Note C

Securities Transactions

During the period ended December 31, 2004, there were purchases and sales transactions (excluding short-term securities) of $44,450,507 and $0, respectively. Brokerage commissions on securities transactions amounted to $37,601 during the period ended December 31, 2004.

Note D

Preferred Shares

On December 20, 2004, the Fund issued 800 auction preferred shares, Series W, for $20,000,000, or net proceeds of $19,622,346 after deducting underwriting commissions and offering expenses of $377,654. The preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and will rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, of at least 200%, the preferred shares will be subject to mandatory redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and will generally vote together with the holders of the common shares as a single class except as otherwise set forth in the Fund's Declaration of Trust. Holders of the preferred shares, voting as a separate class, are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 2.52% per annum as of December 31, 2004.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of RMR F.I.R.E. Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RMR F.I.R.E. Fund (the "Fund") as of December 31, 2004, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from November 22, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RMR F.I.R.E. Fund at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the period from November 22, 2004 (commencement of operations) to December 31, 2004, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2005

RMR F.I.R.E. Fund

December 31, 2004

About information contained in this report:

  •
  Our performance data is historical and reflects historical expenses and historical changes in net asset value. We have been in operation only since November 22, 2004. As a result of this brief history, the financial data herein covers only a brief period of 40 days. Historical results are not indicative of future results.

  •
  If RMR Advisors had not waived fees or paid all our organizational costs and a portion of our offering costs, our returns would have been lower.

  •
  An investment in the Fund's shares is subject to material risks, including those summarized below:

Limited Operating History  –  The Fund began operations in November 2004 and has a limited history.

Limited Experience of Advisor  –  RMR Advisors has limited experience managing registered investment companies like the Fund. RMR Advisors began the substantial part of its current business activities in December 2003.

Non-Diversification Risk  –  Because the Fund is non-diversified, it can invest a greater percentage of its assets in securities of a single company than can a diversified fund under the Investment Company Act of 1940. Accordingly, the value of your investment in the Fund's common shares may be more volatile than an investment in a diversified fund.

Concentration of Investments  –  The Fund's investment portfolio is concentrated in F.I.R.E. companies. These companies incorporate risks, some of which may be more significant than others, including the following:

    Bank Consolidation Risks – The Fund expect that many of its investments in bank stocks will be made in anticipation of the acquisition of one bank by another bank. There is no assurance that acquisitions will occur or that acquisitions will enhance the value of the companies in which the Fund's invest.

    Investment Risks – Many banks and insurance companies own and trade substantial portfolios of investments for their own account and are exposed to credit risk and trading losses.

    Lending Risks – Commercial loans made by banks often involve a higher degree of credit risk than other types of loans because they depend on the cash flow of the borrower's business to service the debt rather than value of pledged collateral.

    Insurance Company Risks – Severe weather conditions and other catastrophes may result in an increase in claims experienced by an insurer, particularly property and casualty insurers. A downgrade of an insurer's financial strength ratings could cause its customers to choose other, more highly rated competitors, and its revenue may decrease. Several recent investigations have questioned the legality of long standing insurance industry practices. These investigations are likely to result in fines or other penalties to certain insurance companies. Also, the impact upon future insurance industry profits which may result from the cessation of these past practices is impossible to predict.

    Brokerage, Investment Banking and Other Transaction Based Services Risks – Declines in the volume of securities trading and in market liquidity will generally result in lower revenues and lower profits at stock brokerages, investment banks and other financial services firms which are engaged in transaction based services.

    Money Management Risks – Earnings of most mutual fund operators and other money management businesses are dependent upon the value of assets under management. Declines in stock market values generally reduce earnings of money management businesses.

    Real Estate Company Risks – There are many factors that may negatively affect the values of securities issued by real estate companies. For example: new development in excess of increased demand lowers real estate values; occupancies or rents of office buildings and industrial properties usually rise more slowly than general improvements in the economy; retail properties are vulnerable to changes in consumer spending practices and to bankruptcies of large tenants; and apartment buildings can be negatively affected when housing ownership becomes more affordable.

    Interest Rate Risks – Many F.I.R.E. companies experience reduced profits or losses when interest rates change.

    Risks of Competition – Most segments of the F.I.R.E. industries are highly competitive.

    Regulatory Risks – Many companies in F.I.R.E. industries are subject to extensive regulations which may adversely affect their ability to achieve business objectives.

Leverage Risks.  –  Because the Fund will use leverage to increase its investments, if the value of its investments declines, the value of the Fund's common shares will decline faster than it would if the Fund had invested without leverage. Holders of the Fund's preferred shares or debt have priority claims to the Fund's income and assets over the owners of the Fund's common shares.

Interest Rate Risks  –  The Fund is exposed to two principal types of interest rate risks:

  •
  The Fund's cost of leverage will increase as interest rates increase. These increased costs may result in less net income available for distribution to common shareholders.

  •
  When interest rates rise the market values of dividend and interest paying securities usually fall. Because most of the Fund's investments are in dividend and interest paying securities, and because the Fund expects to make distributions to shareholders, both the Fund's net asset value and the market price of the Fund's common shares are likely to decline when interest rates rise.

Below Investment Grade Securities Risks.  –  None of the common shares in which the Fund invests are rated. In addition, some of the Fund's investments are in ratable securities which are below investment grade. Because the Fund invests in unrated or below investment grade rated securities, an investment in the Fund common shares involves a greater risk of loss than an investment which is focused only on higher rated securities.

Anti-takeover Provisions  –  The Fund's declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of the Fund or to convert the Fund to an open end fund. These provisions may deprive common shareholders of the ability to sell their common shares at a premium to their market value.

Financial Market Risk  –  An investment in the Fund's common shares represents an indirect investment in the securities owned by the Fund. Some of the securities the Fund owns are traded on a national securities exchange or in the over the counter markets. The prices of these shares and other securities in which the Fund invests will fluctuate from day to day and may decline in value. The net asset value of the Fund may be affected by a decline in financial markets in general. The Fund's use of preferred shares is leverage which magnifies financial market risk.

Market Disruption Risk  –  Volatility in securities markets precipitated by terrorist attacks, war or other world events may have negative effects on those markets. The value of securities in which the Fund invests and the Fund's common shares may be more volatile or decline in the event of future terrorist activity, war or instability.

Small Company Risks  –  Many F.I.R.E. companies in which the Fund invests may be small or medium sized companies compared to companies that are traded in capital markets generally, and many F.I.R.E. companies use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by some F.I.R.E. companies in which the Fund invests may be more volatile than securities issued by larger, less leveraged companies.

Redeemable Securities Risks  –  Some of the preferred securities in which the Fund invests provide their issuers rights of redemption at fixed prices. If the issuers exercise their redemption rights, the Fund may not realize the value for any premium the Fund may have paid for these securities or the Fund may be unable to make new investments which produce equivalent income.

Convertible Securities Risks  –  Some of the Fund's investments may be in convertible securities. Generally, upon issuance, convertible securities offer lower yields than non-convertible securities. A convertible security grants the holder an option to either hold the security and collect contractual interest and principal payments from the issuer or exchange the security for different securities, typically common shares of the issuer. As a result of this option, convertible securities have risk characteristics of both equity and debt securities

AN INVESTMENT IN RMR F.I.R.E FUND IS NOT A DEPOSIT OR OBLIGATION OF, AND IS NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION, AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY.

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
Dividend Reinvestment Plan

The board of trustees of each of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund and RMR F.I.R.E. Fund, Massachusetts business trusts (each a "Fund" and collectively "the Funds"), have adopted a Dividend Reinvestment and Cash Purchase Plan (each, a "Plan"), sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of each Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares (the "Cash Purchase Option"). Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan and paying agent for each plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the applicable Fund. If you elect not to participate in a Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of each Fund you will receive if you do not opt out of a Plan will be determined as follows:

  (1)
  If, on a distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of that Fund in the open market, on the AMEX or elsewhere, for your account prior to the next ex-dividend date. It is possible that the market price for a Fund's common shares may increase before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by a Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, each Fund will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

  (2)
  If, on the distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, the appropriate Fund will issue new shares for your account, at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

  (3)
  The plan agent* maintains all shareholder accounts in each Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan agent* in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under a Plan.

You may withdraw from any Plan at any time by giving written notice to the plan agent*. If you withdraw or a Plan is terminated, the plan agent* will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent* will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The plan agent's administrative fees will be paid by the Funds. There will be no brokerage commission charged with respect to common shares issued directly by any Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of a Fund's shares pursuant to a Plan including the Cash Purchase Option.

Any Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to a Plan except after prior notice to participants.

Participation in a Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under a Plan rather than paid in cash. Automatic reinvestment of distributions in a Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about any Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 161 North Concord Exchange, South St. Paul, MN 55075.

*
Shareholders who hold shares of a Fund in "street name", that is, through a broker, financial advisor or other intermediary should not contract the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
Trustees

December 31, 2004

Name, address* (age)	Position(s) held with funds and term of office** (length of time served in years)	Principal occupation(s) during past five years and other public company directorships held by trustees	Number of portfolios in fund complex overseen by trustees
Interested Trustees***
Barry M. Portnoy (59)	Class III trustee to serve until 2007: RMR (3); RHR (1); RFR (1).	Chairman of Reit Management & Research LLC — 1986 to present; director and vice president of RMR Advisors — July 2002 to present; portfolio manager of RMR — December 2003 to present; portfolio manager of RHR — April 2004 to present; portfolio manager of RFR — November 2004 to present; managing director of Five Star Quality Care, Inc. — 2001 to present; managing trustee of Senior Housing Properties Trust — 1999 to present; managing trustee of Hospitality Properties Trust — 1995 to present; managing trustee of HRPT Properties Trust — 1986 to present.	3
Gerard M. Martin (70)	Class II trustee to serve until 2006: RMR (3); RHR (1); RFR (1).	Director of Reit Management & Research LLC — 1986 to present; director and vice president of RMR Advisors — July 2002 to present; managing director of Five Star Quality Care, Inc. — 2001 to present; managing trustee of Senior Housing Properties Trust — 1999 to present; managing trustee of Hospitality Properties Trust — 1995 to present; Managing trustee of HRPT Properties Trust — 1986 to present.	3
Disinterested Trustees
John L. Harrington (68)	Class I trustee to serve until 2005: RMR (2); RHR (1); RFR (1).	Executive Director and trustee of the Yawkey Foundation (a charitable trust) and a trustee of the JRY Trust (a charitable trust) — 1982 to present; Chief Executive Officer of the Boston Red Sox Baseball Club — 1982 to 2002; trustee of Hospitality Properties Trust — 1995 to present; director of Five Star Quality Care, Inc. — 2001 to January 2004; trustee of Senior Housing Properties Trust — 1999 to present.	3
Frank J. Bailey (49)	Class II trustee to serve until 2006: RMR (2); RHR (1); RFR (1).	Partner in the Boston law firm of Sherin and Lodgen LLP; trustee of Hospitality Properties Trust — 2003 to present; trustee of Senior Housing Properties Trust — 2002 to present.	3
Arthur G. Koumantzelis (74)	Class III trustee to serve until 2007: RMR (2); RHR (1); RFR (1).	President and Chief Executive Officer of Gainesborough Investments LLC — June 1998 to present; trustee of Hospitality Properties Trust- 1995 to present; director of Five Star Quality Care, Inc. — 2001 to present; trustee of Senior Housing Properties Trust — 1999 to 2003.	3

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
Executive Officers

December 31, 2004

Name, address* (age)	Position(s) held with funds and term of office (length of time served in years)	Principal occupation(s) during past five years
Executive Officers
Thomas M. O'Brien (38)	President: RMR (3); RHR (1); RFR (1).	President and director of RMR Advisors — July 2002 to present; portfolio manager of RMR, RHR and RFR — inception to present; Vice President of Reit Management & Research LLC — April 1996 to present; Treasurer and Chief Financial Officer, Hospitality Properties Trust — April 1996 to October 2002; Executive Vice President, Hospitality Properties Trust — October 2002 to December 2003.
Mark L. Kleifges (44)	Treasurer: RMR (1); RHR (1); RFR (1).
Vice President of Reit Management & Research LLC — 2002 to present; Vice President of RMR Advisors — December 2003 to September 2004; Treasurer of RMR Advisors — September 2004 to present; Treasurer and Chief Financial Officer, Hospitality Properties Trust — 2002 to present; Partner, Arthur Andersen LLP — 1993 to 2002.
James J. McKelvey (45)	Vice President: RMR (1); RHR (1); RFR (1).
Vice President of RMR Advisors — July 2004 to present; portfolio manager of RMR and RHR — June 2004 to present; portfolio manager of RFR — inception to present; portfolio manager and senior research officer for John Hancock Funds — May 1997 to April 2004.
John C. Popeo (44)	Vice President: RMR (2); RHR (1); RFR (1).
Treasurer of Reit Management & Research LLC — 1997 to present; Treasurer of RMR Real Estate Fund — July 2002 to November 2003; Treasurer of RMR Advisors — July 2002 to September 2004; Vice President of RMR Advisors — September 2004 to present; Treasurer and Chief Financial Officer of HRPT Properties Trust — 1997 to present.
Adam D. Portnoy (34)	Vice President: RMR (1); RHR (1); RFR (1).
Vice President of Reit Management & Research LLC — September 2003 to present; Vice President of RMR Advisors — December 2003 to present; Executive Vice President of HRPT Properties Trust — December 2003 to present; Senior Investment Officer, International Finance Corporation of World Bank Group — June 2001 to July 2003; Vice President, ABN AMRO Investment Banking — January 2001 — May 2001; President and CEO, Surfree.com, Inc. — June 1997 to June 2000.

Jennifer B. Clark (43)	Secretary: RMR (3); RHR (1); RFR (1).	Vice President of Reit Management & Research LLC — 1999 to present; Secretary of RMR Advisors — July 2002 to present; Senior Vice President of HRPT Properties Trust — 1999 to present.
William J. Sheehan (60)	Chief Compliance Officer and Director of Internal Audit: RMR (1); RHR (1); RFR (1).
Chief Compliance Officer of RMR Advisors — September 2004 to present; Director of Internal Audit of HRPT Properties Trust; Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc. — September 2003 to present; trustee of Hospitality Properties Trust — 1995 to August 2003; Executive Vice President, Ian Schrager Hotels LLC — 1999 to February 2003.

*
The business address of each listed person is 400 Centre Street, Newton, Massachusetts 02458.

**
The board of trustees is divided into three classes of trustees designated as class I, class II and class III. The terms of office of class I, class II and class III Trustees expire at the Annual meetings of shareholders held in 2005, 2006 and 2007, respectively.

***
Indicates a trustee who is an "interested person" of the Fund within the meaning of the Investment Company Act of 1940, as amended. Mr. Portnoy and Mr. Martin are interested persons of the Funds by virtue of their control of the Funds' investment advisor. It is expected that Mr. Portnoy will become the sole owner of the Funds' investment advisor during 2005.

The Statement of Additional Information ("SAI") for each of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund and RMR F.I.R.E. Fund (each a "Fund" and collectively "the Funds") includes additional information about the trustees of the Funds. The SAI for each Fund is available, without charge, upon request by calling us at 1-866-790-8165.

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
December 31, 2004

For the purposes of the following, RMR Real Estate Fund, RMR Hospitality and Real Estate Fund and RMR F.I.R.E. Fund are each referred to as a "Fund" or collectively as "the Funds".

Privacy Policy

Each of the Funds are committed to maintain shareholder privacy and to safeguard shareholder nonpublic personal information.

The Funds do not receive any nonpublic personal information relating to shareholders who purchase Fund shares through an intermediary that acts as the record owner of the shares. If a shareholder is the record owner of any Fund's shares, that Fund may receive nonpublic personal information on shareholder account documents or otherwise and also have access to specific information regarding shareholder Fund share transactions, either directly or through the Fund's transfer agent.

The Funds do not disclose any nonpublic personal information about shareholders or any former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Funds restrict access to nonpublic personal information about shareholders to employees of the Funds and its Advisor with a legitimate business need for the information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the investment advisor of the Funds to vote proxies relating to each Fund's portfolio securities is available: (1) without charge, upon request, by calling us at 1-866-790-8165; and (2) as an exhibit to each Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the investment advisor has voted the proxies of each Fund during the most recent 12 month period ended June 30, 2004, is available (1) without charge, on request, by calling us at 1-866-790-3165, or (2) by visiting the Commission's website at http://www.sec.gov.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Funds are committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and has established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Shareholders may use the Funds' website (http://www.rmrfunds.com) to communicate concerns or complaints about accounting, internal accounting controls or auditing matters.

Portfolio Holdings Reports

Each Fund files its schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which are available on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the Commission's public reference room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Each Fund provides additional data at its website at www.rmrfunds.com.

Required Disclosure of Certain Federal Income Tax Information (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the year ended December 31, 2004.

  •
  Of ordinary dividends paid to corporate shareholders 0%, 0% and 22.34% for RMR Real Estate Fund, RMR Hospitality and Real Estate Fund and RMR F.I.R.E. Fund, respectively, is eligible for the dividends received deduction (the amounts disclosed here apply to both common and preferred distributions, except with respect to RMR F.I.R.E. Fund, for which no common share distributions were made in 2004).

  •
  RMR Real Estate Fund, RMR Hospitality and Real Estate Fund and RMR F.I.R.E. Fund had long term capital gains distributions of $2,121,095, $0 and $0, respectively.

  •
  RMR Real Estate Fund, RMR Hospitality and Real Estate Fund and RMR F.I.R.E. Fund had qualified income distributions of $32,587, $19,831 and $22,688, respectively.

Shareholders of the Funds will be advised on Internal Revenue Service Form 1099 DIV as to the federal tax status of the distributions received from each Fund during calendar year 2004. Shareholders are advised to consult with their own tax advisors as to the federal, state and local tax status of the distributions received from the Funds.

Annual Meeting

An annual meeting of shareholders of each Fund will be held on Wednesday, May 11, 2005, at 10:00 A.M. at 400 Centre Street, Newton, Massachusetts. A joint proxy statement related to these meetings will be mailed to shareholders of record as of March 14, 2005, each of whom is invited to attend.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THESE ANNUAL REPORTS INCLUDE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE BELIEFS AND EXPECTATIONS OF EACH OF RMR REAL ESTATE FUND, RMR HOSPITALITY AND REAL ESTATE FUND AND RMR F.I.R.E. FUND (EACH A "FUND" OR COLLECTIVELY "THE FUNDS"), THEIR TRUSTEES, THEIR OFFICERS, OR THEIR INVESTMENT ADVISOR, BUT THEY ARE NOT GUARANTEED TO OCCUR. FOR EXAMPLE, MR. O'BRIEN'S LETTERS STATE THE BELIEF THAT OFFICE MARKET SUBSECTOR FUNDAMENTALS ARE IMPROVING AND COULD SUGGEST THAT THE MARKET PRICES OF REAL ESTATE SECURITIES IN WHICH THE FUNDS INVESTS AS WELL AS THE MARKET PRICE OF THE FUNDS' SHARES COULD INCREASE. IN FACT, OFFICE MARKET SUBSECTOR MARKET FUNDAMENTALS MAY NOT IMPROVE AND THE MARKET PRICES OF REAL ESTATE SECURITIES AND OF THE FUNDS' SHARES MAY NOT INCREASE BUT MAY DECLINE. SIMILARLY, MR. O'BRIEN'S REFERENCES TO THE FINANCIAL SERVICES SECTOR CONSOLIDATING AND THE REAL ESTATE SECTOR CONTINUING TO IMPROVE MIGHT NOT HAPPEN. THESE UNEXPECTED RESULTS MAY OCCUR FOR MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS A GENERAL DECLINE IN ECONOMIC ACTIVITY, ARE BEYOND THE FUNDS' CONTROL. INVESTORS ARE URGED TO CAREFULLY READ AND CONSIDER THE RISK FACTORS WHICH ARE APPENDED TO THE FINANCIAL STATEMENTS OF EACH FUND FOR A LISTING OF SOME OF THE IMPORTANT REASONS WHY THESE FORWARD LOOKING STATEMENTS MAY NOT OCCUR; AND INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

NOTICE CONCERNING LIMITED LIABILITY

THE DECLARATIONS OF TRUST OF RMR REAL ESTATE FUND, RMR HOSPITALITY AND REAL ESTATE FUND AND RMR F.I.R.E. FUND, COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED IN THE OFFICE OF THE SECRETARY, CORPORATIONS DIVISION OF THE COMMONWEALTH OF MASSACHUSETTS, PROVIDES THAT THE NAMES "RMR REAL ESTATE FUND", "RMR HOSPITALITY AND REAL ESTATE FUND" AND "RMR F.I.R.E. FUND" REFERS TO THE TRUSTEES UNDER THE DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THE FUNDS SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, RMR REAL ESTATE FUND OR RMR HOSPITALITY AND REAL ESTATE FUND OR RMR F.I.R.E. FUND. ALL PERSONS DEALING WITH ANY OF THE FUNDS IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THAT FUND WITH WHICH HE MAY DEAL FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

WWW.RMRFUNDS.COM

Item 2. Code of Ethics.

  (a)
  As of the period ended December 31, 2004, the registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant's principal executive officer and principal financial officer.

  (c)
  The registrant has not made any amendment to its code of ethics during the covered period.

  (d)
  The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

  (f)
  The registrant's code of ethics has been posted on its Internet website at http://www.rmrfunds.com. A copy of the code of ethics may also be obtained free of charge by writing to Investor Relations, RMR Funds, 400 Centre Street, Newton, MA 02458.

Item 3. Audit Committee Financial Expert.

  (a)
  (1)  The registrant's board of trustees has determined that the registrant has at least one member serving on the registrant's Audit Committee that possesses the attributes identified in Item 3 of Form N-CSR to qualify as an "audit committee financial expert."

  (a)
  (2)  The name of the audit committee financial expert is Arthur G. Koumantzelis. Mr. Koumantzelis has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

  (a)
  Audit Fees: The aggregate fees billed by the registrant's independent accountant for audit services were $37,900 for the period ended December 31, 2004.

  (b)
  Audit-Related Fees: The aggregate fees billed by the registrant's independent accountant for audit-related services were $21,000 for the period ended December 31, 2004. The nature of the services were: (1) the issuance of consents and the preparation and issuance to underwriters of related comfort letters in connection with the registrant's initial public offering of common shares; and (2) issuance of agreed upon procedures reports to rating agencies.

  (c)
  Tax Fees: The aggregate fees billed by the registrant's independent accountant for tax compliance services were $8,000 for the period ended December 31, 2004. The nature of the services were the review of the registrant's federal and state tax returns.

  (d)
  All Other Fees: There were no other fees billed by the independent accountant for the period ended December 31, 2004.

  (e)
  (1)  Audit Committee Pre-Approval Policies and Procedures: Attached to this Form N-CSR as Exhibit 12(c) is a copy of the audit and non-audit services approval policy for the registrant.

  (e)
  (2)  Percentages of Services: Not applicable.

  (f)
  Not applicable.

  (g)
  There were no non-audit fees billed by the independent accountant for services rendered to the registrant or RMR Advisors, Inc., the registrant's investment advisor, for the period ended December 31, 2004.

  (h)
  Not applicable

Item 5. Disclosure of Audit Committees for Listed Companies.

  (a)
  The registrant has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant's Audit Committee are Frank J. Bailey, John L. Harrington and Arthur G. Koumantzelis.

  (b)
  Not applicable.

Item 6. Schedule of Investments

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Attached to this Form N-CSR as Exhibit 12(d) is a copy of the proxy voting policies and procedures for the registrant.

Item 8. Reserved

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the period ended December 31, 2004, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders many recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

  (a)
  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

  (b)
  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

  (a)
  (2)  Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

  (b)
  Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (c)
  Copy of the audit and non-audit services approval policy.

  (d)
  Copy of the proxy voting policies and procedures.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR HOSPITALITY AND REAL ESTATE FUND
By:
/s/ THOMAS M. O'BRIEN Thomas M. O'Brien President Date: March 7, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ THOMAS M. O'BRIEN Thomas M. O'Brien President Date: March 7, 2005
By:
/s/ MARK L. KLEIFGES Mark L. Kleifges Treasurer Date: March 7, 2005

QuickLinks

RMR Real Estate Fund Financial Statements – continued
RMR Real Estate Fund Financial Statements – continued
RMR Real Estate Fund Financial Statements – continued
RMR Real Estate Fund Notes to Financial Statements December 31, 2004
RMR Hospitality and Real Estate Fund Financial Statements
RMR Hospitality and Real Estate Fund Financial Statements – continued
RMR Hospitality and Real Estate Fund Financial Statements – continued
RMR Hospitality and Real Estate Fund Notes to Financial Statements December 31, 2004
RMR Hospitality and Real Estate Fund December 31, 2004
RMR F.I.R.E. Fund Financial Statements – continued
RMR F.I.R.E. Fund Notes to Financial Statements December 31, 2004
WARNING REGARDING FORWARD LOOKING STATEMENTS
NOTICE CONCERNING LIMITED LIABILITY
WWW.RMRFUNDS.COM
SIGNATURES